Exhibit 31.1

CERTIFICATION

I, Elizabeth Plaza, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Pharma-Bio Serv, Inc. ("Pharma-Bio Serv");

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Pharma-Bio Serv as of and for, the periods presented in this quarterly report;

4. Pharma-Bio Serv's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15(d)-15(e) for Pharma-Bio Serv and have:

a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Pharma-Bio Serv, including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b. Evaluated the effectiveness of Pharma-Bio Serv's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c. Disclosed in this report any change in Pharma-Bio Serv's internal control over financial reporting that occurred during its most recent fiscal quarter (Pharma-Bio Serv's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Pharma-Bio Serv's internal control over financial reporting.

5. Pharma-Bio Serv's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Pharma-Bio Serv's auditors and the audit committee of Pharma-Bio Serv's board of directors (or persons performing the equivalent functions):

a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Pharma-Bio Serv's ability to record, process, summarize and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in Pharma-Bio Serv's internal controls over financial reporting.

/s/ Elizabeth Plaza

Elizabeth Plaza
Chief Executive Officer

June 14, 2007